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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 1, 1999



                            National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                         0-16284                  38-2774613
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



     835 Mason Street, Suite 200                Dearborn, MI     48224
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(Address of principal executive offices)        (City, State)    (Zip Code)




Registrant's telephone number, including area code   (313) 277-2277


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         (Former name of former address, if changed since last report.)



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  ITEM 5.       OTHER EVENTS.

  On April 1, 1999, the Company issued the press release attached as Exhibit 2.1 to this Form 8-K.


  ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

2.1 Press release dated on April 1, 1999 "NATIONAL TECHTEAM ANNOUNCES COST CONTAINMENT PROGRAM"


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NATIONAL TECHTEAM, INC.

  Dated: April 5, 1999                      By:    /s/ Jeffrey R. Pigott
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                                                       Jeffrey R. Pigott
                                                       Controller, Chief
                                                       Accounting Officer





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                                 EXHIBIT INDEX



Exhibit No.              Description
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   2.1                   Press Release dated 4/1/99